Exhibit 99.2
Investor Presentation January 2024

2 Q4 2023 Investor Presentation Forward-Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, changes in general business and economic conditions (including inflation and concerns about inflation) on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in interest rates; changes in customer behavior; ongoing turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; increases in loan default and charge-off rates; decreases in the value of securities in the Company’s investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; acquisitions may not produce results at levels or within time frames originally anticipated; cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest, and pandemics; changes in regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10 K and Quarterly Reports on Form 10 Q as filed with the SEC, which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

A Unique New England Banking Franchise


Washington
Addison
Orange
VT
Rutland
Windsor
Bennington
Windham
Grafton
Carroll
NH
Belknap
Sullivan
Merrimack
Strafford
Cheshire
Hillsborough
Rockingham
Oxford
Androscoggin
ME
Knox
Lincoln
Cumberland
Sagadahoc
York
Franklin
MA
Berkshire
Hampshire
Worcester
Middlesex
Suffolk
Hampden
Norfolk
Plymouth
Bristol
Barnstable
Dukes
Nantucket
RI
Kent
Washington
Newport
Bristol
Litchfield
Hartford
Tolland
Windham
CT
New London
Middlesex
New Haven
Fairfield
Branch by Type
Bank Branch
Bank Corporate Office
Bank Commercial Lending Office
Mortgage Corporate Office
Mortgage Branch

COMPANY HIGHLIGHTS	
Exchange/Ticker:	NASDAQ/HONE
Total Assets:	$5.7 Billion
Total Loans:	$4.8 Billion
Total Deposits:	$4.4 Billion
Market Capitalization:	$543.9 Million (as of 12/31/23)

- HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered trust company.
- HarborOne Bank is headquartered in Brockton, MA with 30 full-service banking centers throughout Metro Boston, Southeast Massachusetts and Rhode Island and a commercial lending office in Boston and Providence.
- HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.
- HarborOne Mortgage, LLC ("HarborOne Mortgage") is a wholly owned subsidiary of HarborOne Bank with 17 offices in Maine, Massachusetts, New Hampshire, New Jersey, Florida and Rhode Island and licensed to lend in 5 additional states.

HarborOne Bancorp

Q4 2023 Investor Presentation 3

2023 Investor Report 4 Q4 2023 Investor Presentation  HarborOne Mortgage (“HOM”) goodwill impairment charge of $10.8 million, resulting in net loss of $7.1 million, Diluted loss per share -$0.17, ROA of -0.50%, and ROE of -4.85%.  Excluding the HOM goodwill impairment charge, Net Income of $3.7 million, Diluted EPS of $0.09, ROA of 0.26%, and ROE of 2.49%.  Margin declined from 2.34% in Q3 2023 to 2.23% in Q4 2023.  Asset quality remains solid with a coverage ratio of 1.01%, relatively flat to Q3 2023.  Sixth stock buyback program ongoing, repurchased 570,527 shares at an average cost of $10.15 per share, totaling $5.8 million in Q4.  Redeemed $35 million subordinated debt with a 8.45% interest rate. Q4 2023 Results Net Income, excluding HOM goodwill impairment charge $3.7 Million Diluted EPS, excluding HOM goodwill impairment charge $0.09 Loan Growth $ 27.5 Million Tangible Book Value $11.52 U.S. Small Business Administration (SBA) Lender in Rhode Island in 2023: #1 in volume

5 Q4 2023 Investor Presentation $4.1 B $4.5 B $4.6 B $5.4 B $5.7 B 2019 2020 2021 2022 2023 15.3% 14.5% 13.6% 11.5% 10.0% 2019 2020 2021 2022 2023 $3.0 B $3.5 B $3.6 B $4.6 B $4.8 B 2019 2020 2021 2022 2023 $10.10 $10.88 $11.57 $11.13 $11.52 2019 2020 2021 2022 2023 Key Performance Metrics Total Assets Total Loans Tier 1 Capital Tangible Book Value

6 Q4 2023 Investor Presentation Key Performance Metrics (Cont.) EPS Net Income Net Interest Margin on FTE Basis Net Interest Income $0.33 $0.82 $1.14 $0.97 $0.37 2019 2020 2021 2022 2023 $18.3 M $44.8 M $58.5 M $45.6 M $16.1 M 2019 2020 2021 2022 2023 3.14% 3.06% 3.12% 3.35% 2.44% 2019 2020 2021 2022 2023 $109.1 M $120.1 M $131.4 M $149.0 M $127.3 M 2019 2020 2021 2022 2023

7 Q4 2023 Investor Presentation Capital Management  The Company remains well capitalized and is able to weather economic volatility.  Continued annual dividend growth with 7% increase in Q1 2023.  Sixth buyback program ongoing to purchase 2.3 million shares, 14.8 million shares purchased since 2020.  Strong Tangible Capital Ratio of 9.33% with minimal securities categorized as Held to Maturity.  Strong primary and secondary liquidity. 10.5% 8.5% 7.0% 4.0% 13.1% 12.0% 12.0% 10.0% 9.3% Total Capital Tier 1 Capital Tier 1 Common Equity Tier 1 Leverage Tangible Common Equity Minimum Capital Required plus Capital Conservation Buffer HONE Capital Ratios * * All information is as of 12/31/23 unless otherwise noted.

8 Q4 2023 Investor Presentation FHLB $727,516 Fed Funds $188,474 Wholesale Deposits $77,603 Unencumbered securities $7,291 FRB Discount Window, $69,427 FRB BTFP $360,930 Correspondent Banks, $25,000 Liquidity Management Available Funding Sources: $1.5 Billion  Strong Liquidity Position: o Disciplined loan growth. o Diversified deposit base. o Established FRB BTFP borrowing line. o As of December 31, 2023, Immediate liquidity to uninsured deposits-call report basis was 97%, excluding Bank subsidiary deposits and FHLB LOC secured deposits was 130%.

9 Q4 2023 Investor Presentation Securities Portfolio Total Securities At Par Value Held to Maturity $19,841 5% Available for Sale $348,808 95%  Securities Portfolio is 5.5% of total assets.  Effective duration of the portfolio is 6.7 years.  Total unrealized loss on the Held to Maturity portfolio is $533,000 with minimal impact to capital ratios.

10 Q4 2023 Investor Presentation CRE 49% Residential 1-4 Family 32% C&I 10% Construction 4% HELOC & Sec. Mtg. 4% Consumer 1% Loan Portfolio $4.8 Billion

11 Q4 2023 Investor Presentation Commercial Lending $1.6 B $2.1 B $2.3 B $2.9 B $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2019 2020 2021 2022 2023 Construction Commercial Commercial Real Estate Total Commercial Loans  Commercial loans grew from $1.6 billion in 2019 to $3.0 billion on December 31, 2023, transforming the balance sheet while maintaining strong credit quality.  #1 in volume U.S. Small Business Administration (SBA) Lender in Rhode Island in 2023.  Continued investment in people and technology to promote C&I and Small Business growth within Boston and Providence metro.  2023 growth focused on high-quality, deep-relationship lending within footprint. $3.0 B

12 Q4 2023 Investor Presentation Flex / Industrial 21% Apartments 16% Retail Hotels 13% 12% Office 10% Health Care 8% All Other Property Types 20% Commercial Real Estate Portfolio $2.34 Billion LTV: 58% LTV: 62% LTV: 61% LTV: 61% LTV: 63% LTV: 64% LTV: 63% New England Focused By Metropolitan Statistical Area MSA 12/31/23 Boston-Cambridge-Quincy, MA $1.2 Bn Providence-New Bedford-Fall River, RI-MA $0.4 Bn Barnstable - Islands, MA $0.2 Bn Manchester-Nashua, NH $0.1 Bn Bridgeport-Stamford-Norwalk, CT $0.1 Bn Other $0.3 Bn Total $2.3 Bn Key Portfolio Metrics Conservative Underwriting Methodology Metric 12/31/23 2024 Maturities / Total CRE Loans 5.3% Loan to Value – Origination 61.8% Reserves / Total NOO CRE Loans 0.9% 30+ CRE Delinquency % 0.3% Criticized Loans / Total CRE Loans 1.5% NPL / Total CRE Loans 0.3% Office - Central Business District / Total CRE Loans 0.5% Diversified Portfolio by Industry Type

13 Q4 2023 Investor Presentation Commercial Real Estate Portfolio Segmentation Industry Non Anchored Anchored Total Portfolio Commentary Retail $45MM $243MM $288MM Low % of Non Anchored Retail. Strong occupancy rate at 92%. Industry Metro Suburban Total Portfolio Commentary Office $11MM $214MM $225MM Low % of Central Business District. Resilient occupancy rate at 91%. Industry Business Focused Leisure Focused Total Portfolio Commentary Hotels $123MM $189MM $312MM Focus on destination boutique leisure with well known sponsors. Industry CoStar Rating 4 CoStar Rating 3 Total Portfolio Commentary Apartments 58% 42% $380MM Focus on high quality properties. Strong occupancy rate at 97%.

14 Q4 2023 Investor Presentation Construction and Commercial & Industrial Portfolio Apartments 40% Flex/Industrial 30% Retail 6% Land Dev. Residential 8% Office 7% Warehouse 7% All Other 2% Health Care 24% Alt. Energy 21% Manufacturing 16% Retail 8% Wholesale Trade 7% RE Leasing 5% Construction 5% Restaurant 5% Education 4% Prof. Svcs 5% Construction: $208 Million Commercial & Industrial: $466 Million  Preference for known sponsors with existing relationships  Diversified portfolio with focus on local relationships  Specialization in Healthcare and Alternative Energy

15 Q4 2023 Investor Presentation Residential 88% HELOC 10% Consumer 1% Construction 1% Residential and Consumer Lending Portfolio $1.7 Billion Key Portfolio Metrics: Residential Conservative Underwriting Methodology Metric 12/31/23 Weighted Average FICO (as of 9/2023) 769 Weighted Average LTV (Origination) 67% Second Home and Investment % 13% Cash-out Refinanced %1 3.5% 30+ Delinquency % 0.4% Key Portfolio Metrics: HELOC Conservative Underwriting Methodology Metric 12/31/23 Weighted Average FICO (as of 9/2023) 765 Weighted Average CLTV 60% Utilization 39% Second Home and Investment % 3.0% 30+ Delinquency % 0.2% 1 Cash-out Refinanced % represents population of loans booked since March 15, 2021

16 Q4 2023 Investor Presentation Credit Quality Nonperforming Loans to Total Assets ($MM) Net Charge-Offs to Average Loans $30.3 $34.1 $36.1 $14.8 $17.5 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2019 2020 2021 2022 2023 Residential Commercial Consumer 0.04% 0.10% 0.08% 0.09% 0.08% 2019 2020 2021 2022 2023

17 Q4 2023 Investor Presentation Allowance for Credit Losses (ACL)  Forecasted unemployment rate assumes a 4.5% rate at end-2024.  Q4 2023 ACL rate of 1.01% for total loans decreased 1 bp from Q3 2023. $48.31 $47.97 -$0.25 -$0.09 $40.0 $42.0 $44.0 $46.0 $48.0 $50.0 September 30, 2023 Change in Pooled Loans Change in Individually Analyzed Loans December 31, 2023 $ Millions

Relationship Banking

Deposit Mix


Money Market 22%
Savings 29%
CD 27%
DDA/NOW 22%

- DIF provides excess insurance coverage until February 24, 2024 for certain funds on deposit as of February 24, 2023.

- Long Tenured Relationships:
  - 75% of balances > 5+ year tenure
  - 63% of balances > 10+ year tenure
  - 52% of balances > 15+ year tenure
- YOY Key Relationship Metrics:
  - The number of business checking accounts increased 6%
- Shift to Self-Service / Payments:
  - 72% of Customers utilize debit card regularly
  - 77% of Customers are active users of Digital Banking tools
- Banking Centers Optimization:
  - Brockton changes: one branch closed July 2023; 3 Banking Centers remain, one remodeled for relationship banking, and ATM added at former branch location.

HarborOne Bancorp
Q4 2023 Investor Presentation
18

19 Q4 2023 Investor Presentation Deposits Average Quarterly Cost of Deposits 0.18% 0.21% 0.36% 0.84% 1.55% 1.91% 2.28% 2.47% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Q1 '22Q2 '22Q3 '22Q4 '22Q1 '23Q2 '23Q3 '23Q4 '23  In Q4, total deposits decreased $22.5 million with a decline in checking and savings, partially offset by increases in CD’s, brokered and money market accounts. Cost of deposits increased 19 basis points to 2.47% for the three months ended December 31, 2023.  HarborOne grew deposit market share in 17 towns YOY; Brockton market share increased 4.6%, despite a reduction in Banking Centers from 4 to 3.  Increased deposits 148% YOY in competitive Boston market branches  Business accounts represent 16% of total deposits with cost of 206 basis points.  Since the Federal Reserve has started the tightening cycle, Fed funds rate has increased 525 basis points. In that eight-quarter timeframe, the Bank’s cost of deposits increased 269 basis points.  December 2023 Cost of Deposits was 2.52%

Mortgage Banking

($ in 000's)	Q4 2023	Q3 2023	Q4 2022
Gain on Sale	$2,176	$2,704	$2,301
MSR Fair Value & Amortization	$(3,296)	$107	$(2,368)
Servicing Revenue / Other	$2,174	$2,327	$2,801
Total Revenue	$1,214	$5,337	$3,153
Expenses	$14,667	$5,490	$5,452
Net Income	$(12,857)	$(138)	$(2,299)
Key Drivers/Statistics			
$ Disbursements	$124 MM	$158 MM	$222 MM
Sales Margin	2.08%	2.16%	1.43%
FTE's	131	137	175
Offices	17	19	26
MSR Balance	$42.9 MM	$45.7 MM	$44.6 MM
Change in MSR Fair Value	$(2.9) MM	$641 K	$(1.9) MM
10 year Treasury	3.88%	4.59%	1.52%

- Mortgage banking segment continues to be negatively impacted by market conditions and New England seasonality.
- Net loss of $12.9 million, $10.8 million goodwill impairment, MSR valuation down $2.9 million due to decreases in model benchmark rates.
- Flexible operating model includes expense-disciplined management team. FTE's have been reduced by 44 YOY.
- Disbursements down 22% from Q3 2023 and down 44% from Q4 2022. Q4 2023 Production volume, 95% purchase, 5% refinance.
- Expenses of $3.9 million, excluding goodwill impairment, down $1.5 million or 28% YOY, driven by reduction of commissions, closing of 9 offices, and reduction in force in Q1 and Q3.

HarborOne Bancorp

Q4 2023 Investor Presentation 20

21 Q4 2023 Investor Presentation Bank Stand-Alone  Net Income of $6.6 MM, down 47% YOY  Net Interest Income of $30.6 MM, down 22% YOY.  Q4 provision was $644K, for replenishment of charge-offs and for loan growth.  Noninterest income up $984K YOY on deposit fees and interchange income.  Noninterest Expenses down $131K YOY.  FTE’s are down 36 YOY. The Bank had a reduction in force in Q2 2023 and evaluates open positions for attrition. ($ in 000’s) Q4 2023 Q3 2023 Q4 2022 Interest Income $64,197 $62,951 $51,493 Interest Expense 33,560 31,483 12,235 Net Interest Income 30,637 31,468 39,258 Provision 644 (113) 2,108 Non Interest Income 7,706 6,511 6,722 Non Interest Expense 28,613 26,272 28,744 Net Income $6,551 $9,104 $12,311 Key Drivers/Statistics ROAA 0.46% 0.65% 0.95% Efficiency Ratio 74.13% 68.7% 62.1% Margin 2.28% 2.36% 3.25% FTE’s 398 398 434 Nonaccrual Loans $ 17.5MM $18.8 MM $14.8 MM Net charge-off(recovery) rate 0.11% -% 0.19% ACL/Loans 1.01% 1.02% 0.99%

22 Q4 2023 Investor Presentation Why HarborOne Clear Strategic Focus  Drive organic growth with a focus on Customer Primacy.  Ensure diverse and low cost funding base with significant available liquidity.  Foster customer-centric mission that earns total long-term banking relationships.  Continued rationalization and modernization of Banking Centers. Unique Franchise and Culture  Attractive New England (metro Boston & Providence) footprint.  Focus on retaining and attracting top talent in the communities we serve.  Deep community engagement - 2023 Boston Business Journal Most Charitable Companies list (7th consecutive year). Proven Track Record  Seasoned management team and Board.  Excess capital to manage economic headwinds.  Increasing quarterly dividend with continued stock buybacks.  Prudent cost management with commitment to continuous process enhancement.

23 Q4 2023 Investor Presentation HarborOne U - “Enriching lives through education” Original content, tools, templates, case studies, and calculators to help small businesses achieve financial success. A personalized education platform that helps individuals and families gain skills and build confidence in their financial choices. Consumer Small Business

24 Q4 2023 Investor Presentation A Commitment to Doing What’s Right Mission Statement We provide a personalized experience while caring about every customer. We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. Vision Statement To be our customers’ most trusted financial partner. Our Values Integrity. Teamwork. Trust. Respect. Accountability.